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Exhibit 23.2

Consent of Independent Registered Public Accounting Firm

        We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 25, 2015, in the Registration Statement (Form S-1 No. 333-203088) and related Prospectus of Smart & Final Stores, Inc. for the registration of 11,500,000 shares of its common stock.

/s/ Ernst & Young LLP

Los Angeles, California
April 13, 2015

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  Exhibit 23.2
Consent of Independent Registered Public Accounting Firm